Employee Retirement Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Retirement Benefit Plans/Statutory Reserves [Abstract]
EMPLOYEE RETIREMENT BENEFIT PLANS
15.	EMPLOYEE RETIREMENT BENEFIT PLANS

Following the introduction of the Mandatory Provident Fund (MPF) legislation in Hong Kong, the Company has participated in the defined contribution mandatory provident fund since December 1, 2000. Both the Company and its employees in Hong Kong make monthly contributions to the fund at 5% of the employees’ earnings as defined under the MPF legislation. The 5% monthly contribution of the Company and the employees are subject to a cap of US$0.128 per month and thereafter contributions are voluntary. When employees leave the MPF scheme prior to vesting fully in voluntary contributions, the contributions payable by the Company are reduced by the amount of forfeited contributions.

The amount of forfeitures in respect of the MPF scheme, which was available to reduce the Company’s contribution payable, for the year ended December 31, 2011, 2010 and 2009 was US$10, US$12 and US$12 respectively.

The full-time employees of the PRC subsidiaries are entitled to staff welfare benefits, including medical care, welfare subsidies, unemployment insurance and pension benefits. These companies are required to accrue for these benefits based on certain percentages of the employees’ salaries in accordance with the relevant regulations, and to make contributions to the state-sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The state-sponsored retirement plan will be responsible for the entire pension obligations for the actual pension payments or post-retirement benefits beyond the annual contributions.

Contributions paid and payable by the Company in respect of the employee retirement benefit plans charged to the consolidated statement of operations were US$3,590, US$2,135 and US$1,771 for the years ended December 31, 2011, 2010 and 2009 respectively.